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                                                                   EXHIBIT 10.15

                          LEASE TERMINATION AGREEMENT



THIS LEASE TERMINATION AGREEMENT is made this November 1999 by and between Massachusetts Institute of Technology ("Lessor"), and Transcend Therapeutics, Inc., formerly known as Free Radical Sciences, Inc. ("Lessee").


                                  WITNESSETH


WHEREAS Lessor and Lessee did make and execute that certain Lease dated October 28, 1994 and as amended by the First Amendment to Lease dated June 14, 1998 covering premises in the building known as 640 Memorial Drive, Cambridge.


WHEREAS Lessor and Lessee desire to alter and modify said Lease to provide for early expiration of the Term of the Lease.


WHEREAS the Lessor provides to Lessee a complete and full release of obligations under its Lease at 640 Memorial Drive, Cambridge, Massachusetts, effective January 1, 1999, subject to provisions specified below.


NOW THEREFORE, in consideration of the foregoing and the mutual benefits to be derived from the performance hereof, the parties agree as follows:


1. The Term of the Lease shall expire at midnight December 31, 1998, as if the term of the Lease had originally been scheduled to come to an end on that date.

2. [PROVISION CROSSED OUT AND INITIALED BY THE PARTIES]

3. Lessee agrees to pay to the Lessor a sum of $4,000.00 as a fee to yield and give up the Common Stock Purchase Warrant, dated October 28, 1994, to purchase 25,000 shares of Free Radical Sciences Inc., now known as Transend Therapeutics Inc. common stock.

4. This Agreement shall be governed by the laws of Massachusetts, shall take effect as a sealed instrument and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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5. Lessee agrees to yield and give up all parking at 640 Memorial Drive and
   Basement storage effective December 31, 1998.


IN WITNESS WHEREOF, the parties executed this Lease Termination Agreement as of the date first above written.


WITNESS:                              LESSOR:

 /s/ [illegible]                  MASSACHUSETTS INSTITUTE OF TECHNOLOGY
---------------------------


                                      By: /s/ Philip A. Trussell
                                         -------------------------------------
                                         Philip A. Trussell
                                         Director of Real Estate


                                      Date: 11/6/98
                                           -----------------------------------



WITNESS:                              LESSEE:

 /s/ Robert Kulchuk                   TRANSCEND THERAPEUTICS, INC.
---------------------------
Robert Kulchuk

                                      By: /s/ B. Nicholas Harvey
                                         -------------------------------------
                                         B. Nicholas Harvey
                                         Chief Financial Officer
                                         Hereunto duly authorized


                                    Date: 11/2/98
                                         -------------------------------------